U.S SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 -------------------------------------
FORM 8-K

CURRENT REPORT
Date of Report (Date of earliest event reported) April 9, 2002

NATIONAL HEADHUNTERS, INC.

(Exact Name of Registrant as specified in its charter)

NEVADA	333-66994	43-1932733
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11658 West 75th Street
Shawnee, Kansas 66214 _____________________________
(Address of Principal or
Executive Offices)

(913) 438-6622
___________________________
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Item 5. Other events.

A copy of a press release of National Headhunters, Inc. with respect to the declaration of a 12.5% stock dividend is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

99.1 Text of the Company’s press release dated April 9, 2002 with respect to the declaration of a 12.5% stock dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Headhunters, Inc.
(Registrant)

Date:	April 9, 2002	/s/ Cary T. Daniel
Cary T. Daniel, Principal Executive Officer and Chairman of the Board of Directors

EXHIBIT 99.1

Press Release

SOURCE: National Headhunters, Inc.

National Headhunters, Inc., Parent of Heritage Brick International, Announces 12.5% Stock Dividend

Board Approves Name Change, Subject to Shareholder Vote

SHAWNEE, Kansas--(BUSINESS WIRE)--April 9, 2002--National Headhunters, Inc. (OTCBB: NHED - news) announced today, in documents filed with the Securities and Exchange Commission, that its Board of Directors has declared a 12.5% common stock dividend. The dividend will be paid on April 30, 2002 to shareholders of record as of April 12, 2002.  The Board approved the resolution authorizing the dividend in order to increase the liquidity in the public float and to reward its shareholders for their support. The stock dividend will be non-dilutive to present shareholders as an agreement has been made with several major shareholders to return and cancel the same number of shares needed to complete the stock dividend.

In addition, the Board of Directors also approved plans to change the company’s name to Heritage Brick International, Inc. in order to reflect its focus and expected growth projections in the company’s Rus-tiquâ Brick construction materials operating division. The name change will require shareholder approval for which the company is currently preparing a preliminary proxy statement to be filed with the Securities and Exchange Commission. Pending shareholder approval, a request for a corresponding new ticker symbol will be issued that is commensurate with the new name.

About Heritage Brick International

Heritage Brick International, LLC is a Midwest based construction manufacturing company that fabricates the patented Rus-tique® Brick manufacturing system, a unique cast extrusion system that produces concrete brick used for residential and commercial construction. Heritage is a wholly owned subsidiary of National Headhunters, Inc., which recently began trading its securities in the public market on the OTC bulletin board under the ticker symbol NHED.

For further information, please visit our website at www.heritagebrick.com.

National Headhunters, Inc., Forward-Looking Statement

This news release contains ``forward-looking statements'', as defined by the Private Securities Litigation Reform Act of 1995, and involves risks and uncertainties. Although the Company believes such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Such statements are subject to certain factors that may cause results to differ materially from the ``forward-looking statements.'' Such factors include the risk factors discussed in the Company's filings with the Securities and Exchange Commission.

For more information, contact investor relations (Market Pulse) toll free at 800/290-8935.

Contact:

     National Headhunters, Inc.

     Investor Relations (Market Pulse), 800/290-8935